                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2004-05
                                15 Yr Fixed Rate
                            Collateral Summary Report

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1. General Pool Characteristics

Pool Size: $117,316,612.12
Loan Count: 914
Cut-off Date: 2004-05-01
Avg. Loan Balance: $128,355.16
Avg. Orig. Balance: $128,766.24
W.A. FICO*: 738
W.A. Orig. LTV: 57.16%
W.A. Cut-Off LTV: 56.98%
W.A. Gross Coupon: 5.2879%
W.A. Net Coupon: 5.0324%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.53%
% over 100 COLTV: 0.00%
% with PMI: 3.53%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.17%
W.A. MI Adjusted LTV: 56.60%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.94%
% Conforming: 89.87%

* FICO not available for 1 loans, or 0.0% of the aggregate pool balance.

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2. Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
<= 50,000                     4.25%
-----------------------------------
50,001 - 150,000             43.57
-----------------------------------
150,001 - 250,000            25.93
-----------------------------------
250,001 - 350,000            13.46
-----------------------------------
350,001 - 450,000             4.74
-----------------------------------
450,001 - 550,000             2.96
-----------------------------------
550,001 - 650,000             2.21
-----------------------------------

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-----------------------------------
650,001 - 750,000             0.60
-----------------------------------
750,001 - 850,000             1.44
-----------------------------------
950,001 - 1,050,000           0.84
-----------------------------------
Total:                      100.00%
-----------------------------------

Average: $128,766.24
Lowest: $18,000.00
Highest: $990,000.00

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3. Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
<= 50,000                     4.33%
-----------------------------------
50,001 - 150,000             43.61
-----------------------------------
150,001 - 250,000            25.80
-----------------------------------
250,001 - 350,000            13.46
-----------------------------------
350,001 - 450,000             4.74
-----------------------------------
450,001 - 550,000             2.96
-----------------------------------
550,001 - 650,000             2.21
-----------------------------------
650,001 - 750,000             0.60
-----------------------------------
750,001 - 850,000             1.44
-----------------------------------
950,001 - 1,050,000           0.84
-----------------------------------
Total:                      100.00%
-----------------------------------

Average: $128,355.16
Lowest: $17,936.77
Highest: $986,372.86

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4. Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                         100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

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

5. Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
15 YR FIXED                  99.51%
-----------------------------------
10 YR FIXED                   0.27
-----------------------------------
13 YR FIXED                   0.21
-----------------------------------
Total:                      100.00%
-----------------------------------

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6. Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
4.126 - 4.250                 0.16%
-----------------------------------
4.251 - 4.375                 0.43
-----------------------------------
4.376 - 4.500                 1.03
-----------------------------------
4.501 - 4.625                 1.20
-----------------------------------
4.626 - 4.750                 2.67
-----------------------------------
4.751 - 4.875                 8.36
-----------------------------------
4.876 - 5.000                 8.76
-----------------------------------
5.001 - 5.125                 6.85
-----------------------------------
5.126 - 5.250                17.16
-----------------------------------
5.251 - 5.375                21.85
-----------------------------------
5.376 - 5.500                17.96
-----------------------------------
5.501 - 5.625                 8.98
-----------------------------------
5.626 - 5.750                 2.37
-----------------------------------
5.751 - 5.875                 1.66
-----------------------------------
5.876 - 6.000                 0.06
-----------------------------------
6.001 - 6.125                 0.18
-----------------------------------
6.126 - 6.250                 0.14
-----------------------------------
6.376 - 6.500                 0.13
-----------------------------------
6.501 - 6.625                 0.04
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 5.288
Lowest: 4.250
Highest: 6.625

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7. Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                     5.35%
-----------------------------------
750 - 799                    38.36
-----------------------------------
700 - 749                    35.28
-----------------------------------
650 - 699                    18.40
-----------------------------------
600 - 649                     2.59
-----------------------------------
N/A                           0.03
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 738
Lowest: 611
Highest: 839

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8. Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

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9. Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Refinance-Rate/Term          45.48%
-----------------------------------
Refinance-Cashout            41.11
-----------------------------------
Purchase                     13.41
-----------------------------------
Total:                      100.00%
-----------------------------------

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10. Property Type

-----------------------------------
Property Type               Percent
-----------------------------------

-----------------------------------
SFR                          55.07%
-----------------------------------
2-Family                     12.86
-----------------------------------
Condo                        11.73
-----------------------------------
4-Family                      8.79
-----------------------------------
PUD Detach                    5.71
-----------------------------------
PUD Attach                    2.93
-----------------------------------
3-Family                      2.79
-----------------------------------
Townhouse                     0.09
-----------------------------------
Condotel                      0.04
-----------------------------------
Total:                      100.00%
-----------------------------------

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11. Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055E                         9.07%
-----------------------------------
2055IE                        9.40
-----------------------------------
AVM                          21.27
-----------------------------------
FULL                         59.92
-----------------------------------
Tax Assessment                0.33
-----------------------------------
Total:                      100.00%
-----------------------------------

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12. Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Reduced                      45.60%
-----------------------------------
Standard                     26.01
-----------------------------------
Stated                       19.25
-----------------------------------
No Ratio                      4.10
-----------------------------------
All Ready Home                2.82
-----------------------------------
Rapid                         2.21
-----------------------------------
Total:                      100.00%
-----------------------------------

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

13. Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Investor                     77.22%
-----------------------------------
Primary                      22.01
-----------------------------------
Secondary                     0.77
-----------------------------------
Total:                      100.00%
-----------------------------------

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14. PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                         96.47%
-----------------------------------
RGIC                          1.27
-----------------------------------
PMIC                          0.82
-----------------------------------
GEMIC                         0.72
-----------------------------------
UGIC                          0.45
-----------------------------------
RMIC                          0.18
-----------------------------------
TGIC                          0.08
-----------------------------------
Total:                      100.00%
-----------------------------------

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15. State

-----------------------------------
State                       Percent
-----------------------------------
California                   47.18%
-----------------------------------
Florida                       9.69
-----------------------------------
Texas                         4.90
-----------------------------------
Maryland                      3.65
-----------------------------------
Missouri                      3.02
-----------------------------------
Other                        31.56
-----------------------------------
Total:                      100.00%
-----------------------------------

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16. California

-----------------------------------
California                  Percent
-----------------------------------
Northern California          35.24%
-----------------------------------
Southern California          64.76
-----------------------------------
Total:                      100.00%
-----------------------------------

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17. Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
64063                         1.94%
-----------------------------------
94566                         0.93
-----------------------------------
90036                         0.91
-----------------------------------
96712                         0.88
-----------------------------------
95356                         0.78
-----------------------------------
Other                        94.56
-----------------------------------
Total:                      100.00%
-----------------------------------

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18. Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                   100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

* MBA method

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19. Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

20. Convertible Flag

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-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

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21. Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

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22. Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
120                           0.27%
-----------------------------------
156                           0.21
-----------------------------------
180                          99.51
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 179.8 months
Lowest: 120 months
Highest: 180 months

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23. Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
115 - 120                     0.27%
-----------------------------------
121 - 168                     0.21
-----------------------------------
169 - 174                     0.23
-----------------------------------
175 - 180                    99.28
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 179.1 months
Lowest: 119 months
Highest: 180 months

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24. Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                            32.55%
-----------------------------------
1 - 6                        67.34
-----------------------------------
7 - 12                        0.11
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

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25. OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
<= 20.00                      2.21%
-----------------------------------
20.01 - 25.00                 2.20
-----------------------------------
25.01 - 30.00                 3.59
-----------------------------------
30.01 - 35.00                 4.93
-----------------------------------
35.01 - 40.00                 6.71
-----------------------------------
40.01 - 45.00                 9.04
-----------------------------------
45.01 - 50.00                 6.55
-----------------------------------
50.01 - 55.00                 8.43
-----------------------------------
55.01 - 60.00                 9.52
-----------------------------------
60.01 - 65.00                 8.15
-----------------------------------
65.01 - 70.00                13.13
-----------------------------------
70.01 - 75.00                 8.77
-----------------------------------
75.01 - 80.00                13.25
-----------------------------------
80.01 - 85.00                 0.77
-----------------------------------
85.01 - 90.00                 2.26
-----------------------------------
90.01 - 95.00                 0.49
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 57.16%
Lowest: 8.81%
Highest: 95.00%

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26. Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
<= 20.00                      2.21%
-----------------------------------
20.01 - 25.00                 2.20
-----------------------------------
25.01 - 30.00                 3.65
-----------------------------------
30.01 - 35.00                 4.89
-----------------------------------
35.01 - 40.00                 6.88
-----------------------------------
40.01 - 45.00                 8.96
-----------------------------------
45.01 - 50.00                 6.43
-----------------------------------
50.01 - 55.00                 8.71
-----------------------------------
55.01 - 60.00                 9.64
-----------------------------------
60.01 - 65.00                 8.09
-----------------------------------
65.01 - 70.00                12.98
-----------------------------------
70.01 - 75.00                 8.74
-----------------------------------
75.01 - 80.00                13.09
-----------------------------------
80.01 - 85.00                 0.77
-----------------------------------
85.01 - 90.00                 2.26
-----------------------------------
90.01 - 95.00                 0.49
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 56.98%
Lowest: 8.77%
Highest: 94.66%

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Banc of America Securities LLC

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based
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solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not

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